UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17,2005

Commission File Number: 1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)

(212) 757- 3300

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS

     ITEMS 7.01 AND 8.01
     REGULATION FD DISCLOSURE AND OTHER EVENTS

     ITEM 9.01
     FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE

ITEMS 7.01 AND 8.01
REGULATION FD DISCLOSURE AND OTHER EVENTS

On February 17, 2005 the Company issued a press release announcing the declaration of a quarterly cash dividend of $0.19 per common share payable on March 31, 2005 to shareholders of record on March 15, 2005. The press release is included herein as Exhibit 99.1.

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     99.1 Press Release dated February 17, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	February 18, 2005

BY:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN Executive Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number

99.1       Press Release dated February 17, 2005